Phoenix Wealth Accumulator PHOLIO

Phoenix Wealth Builder PHOLIO

Phoenix Wealth Guardian PHOLIO

Phoenix Diversifier PHOLIO,

each a series of Phoenix PHOLIOsSM

Supplement dated September 24, 2007 to the Prospectus dated November 30, 2006,

as supplemented March 9, 2007, June 25, 2007 and September 7, 2007, and to the

Statement of Additional Information dated November 30, 2006,

as supplemented December 28, 2006 and September 7, 2007

Important Notice to Investors

Effective September 24, 2007, the Phoenix Wealth Accumulator PHOLIO, the Phoenix Wealth Builder PHOLIO, the Phoenix Wealth Guardian PHOLIO and the Phoenix Diversifier PHOLIO, series of Phoenix PHOLIOs (each a “Predecessor Fund”), have been reorganized into funds named Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO, Phoenix Wealth Guardian PHOLIO and Phoenix Diversifier PHOLIO, respectively, series of Phoenix Opportunities Trust (each a “Successor Fund”). Each Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about each of the Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO, Phoenix Wealth Guardian PHOLIO and Phoenix Diversifier PHOLIO, please refer to the Phoenix Opportunities Trust-PHOLIOs Prospectus dated September 24, 2007.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 1794/PHOLIOs Reorg (09/07)